AETNA SERIES FUND, INC.

                     This Supplement is dated April 1, 2000

THE INFORMATION IN THIS SUPPLEMENT FOR AETNA SERIES FUND, INC. AMENDS THE INFORMATION CONTAINED IN THE CLASS A, B AND C PROSPECTUS AND IN THE CLASS I PROSPECTUS EACH DATED MARCH 1, 2000. THIS SUPPLEMENT SHOULD BE READ WITH THE PROSPECTUS.

The following replaces the section entitled "Management of the Funds -- Portfolio Management -- Index Plus Mid Cap, Index Plus Small Cap" on page 47 of the Class A, B and C Prospectus and page 42 of the Class I Prospectus:


Index Plus Mid Cap, Index Plus Small Cap. Geoffrey A. Brod, Portfolio Manager, Aeltus, and Hugh T. M. Whelan, Portfolio Manager, Aeltus, serve as co-managers of Index Plus Mid Cap and Index Plus Small Cap. Mr. Brod has managed each Fund since its inception in February 1998. Mr. Whelan has been co-managing each Fund since April 2000. Mr. Whelan previously provided quantitative research in support of the Index Plus Mid Cap and Index Plus Small Cap funds. Prior thereto, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group with emphasis on selecting corporate securities.


P255 (4/00)                                                          April 2000